UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 19, 2022 (April 14, 2022)
ADOBE INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 14, 2022, at the 2022 Annual Meeting of Stockholders (the "Annual Meeting") of Adobe Inc. (the "Company"), the Company’s stockholders approved proposals one through three listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 4, 2022.

1.  Elect twelve members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy Banse	349,473,560	21,053,948	515,894	38,805,209
Brett Biggs	370,084,381	577,071	381,950	38,805,209
Melanie Boulden	365,294,436	5,381,141	367,825	38,805,209
Frank Calderoni	354,952,009	11,668,245	4,423,148	38,805,209
Laura Desmond	366,476,421	4,210,074	356,907	38,805,209
Shantanu Narayen	346,642,188	22,437,392	1,963,822	38,805,209
Spencer Neumann	370,086,104	537,837	419,461	38,805,209
Kathleen Oberg	362,350,227	8,246,087	447,088	38,805,209
Dheeraj Pandey	369,148,326	1,513,243	381,833	38,805,209
David Ricks	364,160,196	6,497,406	385,800	38,805,209
Daniel Rosensweig	283,577,946	86,791,320	674,136	38,805,209
John Warnock	366,637,625	4,058,535	347,242	38,805,209

2.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 2, 2022.

Votes For	Votes Against	Abstentions
386,258,507	23,241,382	348,722

3.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
325,442,140	44,244,079	1,357,183	38,805,209

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: April 19, 2022	By:	/s/ DANA RAO
Dana Rao
Executive Vice President, General Counsel & Corporate Secretary

3